                                                                     EXHIBIT 4.1

                            PETSVETSANDYOU.COM, INC.

                                                             See Reverse for
                                                             Certain Definitions

                     5,000,000 SHARES PAR VALUE $.005 EACH
                        CLASS A NON-VOTING COMMON STOCK




This is to Certify that ________________________________________ is the owner of


--------------------------------------------------------------------------------
   FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A NON-VOTING COMMON STOCK OF
                            PETSVETSANDYOU.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED



------------------------------------        ------------------------------------
                           SECRETARY                                   PRESIDENT

                  (C) 1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.

                            PETSVETSANDYOU.COM, INC.

                                                             See Reverse for
                                                             Certain Definitions

                    5,000,000 SHARES PAR VALUE $.0005 EACH
                          CLASS B VOTING COMMON STOCK




This is to Certify that ________________________________________ is the owner of


--------------------------------------------------------------------------------
     FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B VOTING COMMON STOCK OF
                            PETSVETSANDYOU.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED



------------------------------------        ------------------------------------
                           SECRETARY                                   PRESIDENT

                  (C) 1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.

                            PETSVETSANDYOU.COM, INC.

                                                             See Reverse for
                                                             Certain Definitions

                     2,000,000 SHARES PAR VALUE $.005 EACH
                                PREFERRED STOCK




This is to Certify that ________________________________________ is the owner of


--------------------------------------------------------------------------------
           FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK OF
                            PETSVETSANDYOU.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED



------------------------------------        ------------------------------------
                           SECRETARY                                   PRESIDENT

                  (C) 1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.